UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2026

GAMCO Natural Resources, Gold & Income Trust

(Exact name of registrant as specified in its charter)

Delaware	811-22216	27-4249875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (800) 422-3554

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	GNT	New York Stock Exchange
Series A Cumulative Preferred Shares	GNT Pr A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2026, GAMCO Natural Resources, Gold & Income Trust (NYSE: GNT) (the “Fund”) entered into amendment no. 1 to the sales agreement dated April 22, 2025 (the “Amendment” and the agreement, as so amended, the “Sales Agreement”) among the Fund, Gabelli Funds, LLC and G.research, LLC (the “Sales Manager”), pursuant to which the Fund may offer and sell up to 2,000,000 common shares of beneficial interest of the Fund, par value $0.001 per share (the “Common Shares”), from time to time, through the Sales Manager, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Offering”). The minimum price on any day at which Common Shares may be sold will not be less than the then current net asset value per share plus the per share amount of the commission to be paid to the Sales Manager.

The Offering is being made pursuant a prospectus supplement, dated June 30, 2026 and the accompanying prospectus, dated February 5, 2024, each of which constitute part of the Fund’s effective shelf registration statement on Form N-2 (File No. 333-276020) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On June 30, 2026, the Fund commenced the Offering pursuant to the Fund’s Registration Statement. A copy of the opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the legality of the Common Shares is filed as Exhibit 5.1 to this report.

The Fund incorporates by reference the exhibits filed herewith into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Amendment No. 1 to Sales Agreement among the Registrant, Gabelli Funds, LLC and G.research, LLC
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

Date: June 30, 2026	By:	/s/ John C. Ball
	Name:	John C. Ball
	Title:	President and Treasurer

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